EXHIBIT 10.1

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT

AGREEMENT

AMENDMENT NO. 1 dated as of December 22, 2005 (this “Amendment”) to the Amended and Restated Credit Agreement dated as of January 4, 2005 (the “Credit Agreement”) among RYERSON TULL, INC., JOSEPH T. RYERSON & SON, INC., J. M. TULL METALS COMPANY, INC., INTEGRIS METALS, INC., INTEGRIS METALS LTD. and RYERSON TULL CANADA, INC. (collectively, the “Borrowers”), the LENDERS party thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as General Administrative Agent (the “Administrative Agent”), Collateral Agent and Swingline Lender, JPMorgan Chase Bank, National association, Toronto Branch, as Canadian Administrative Agent, GENERAL ELECTRIC CAPITAL CORPORATION, as Syndication Agent, Co-Collateral Agent and BANK OF AMERICA, N.A. (as successor to Fleet Capital Corporation), as Documentation Agent.

The parties hereto agree as follows:

Section 1. Defined Terms; References.

(a) Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

(b) Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

Section 2. Amendments to Section 1.01 Definitions.

(a) The definition of “Accrued Reserve Amount” in Section 1.01 of the Credit Agreement is deleted in its entirety.

(b) The definition of “Available Inventory” in Section 1.01 of the Credit Agreement is amended by (i) deleting the reference to “60%” in clause (i)(x) thereof and replacing it with a reference to “65%” and (ii) deleting the reference to “80%” in clause (ii) thereof and replacing it with a reference to “85%”.

(c) The definition of “Fixed Charge Coverage Ratio” in Section 1.01 of the Credit Agreement is amended by:

(i) deleting subclause (A) in clause (ii) thereof and replacing it with the following new subclause (A):

“(A) principal amounts paid or payable (whether or not paid and whether at the stated maturity, by acceleration or by reason of optional prepayment or redemption or otherwise, but excluding (x) principal amounts paid with the proceeds of new Debt incurred in reliance on Section 5.05(i) or Section 5.05(m), (y) principal amounts paid with the proceeds of a new issuance by the Company of its equity interests and (z) principal payments under a revolving credit facility (including this Agreement) to the extent that such payment is not accompanied by a scheduled reduction or termination of commitments (including upon termination of the revolving credit facility)) by the Company or any Consolidated Subsidiary in respect of Debt (excluding commercial paper and other Short-Term Debt) of the Company or its Consolidated Subsidiaries on a consolidated basis, plus”

(ii) adding to the end of such definition, immediately before the period, a semicolon and the following proviso:

“provided that, for purposes of calculating the amount described in clause (ii)(A) above, (1) any principal amount paid or payable in respect of the 2006 Notes (a “2006 Note Payment Amount”) shall not be included in such calculation if, at the time such 2006 Note Payment Amount is paid or payable, Reference Availability (calculated before and after giving effect to payment of such 2006 Note Payment Amount) is equal to or greater than $250,000,000, and (2) any 2006 Note Payment Amount shall be included in such calculation (notwithstanding the exclusions in subclauses (x) and (y) of clause (ii)(A) above) if, at the time such 2006 Note Payment Amount is paid or payable, Reference Availability (calculated before and after giving effect to payment of such 2006 Note Payment Amount) is less than $250,000,000; and provided further that any 2006 Note Payment Amount included in calculating the amount described in clause (ii)(A) above shall be included only to the extent it exceeds the aggregate amount of new Debt incurred in reliance on Section 5.05(i) or Section 5.05(m) within 90 days after such 2006 Note Payment Amount was paid or payable”.

(d) The definition of “Inventory Valuation Reserves” in Section 1.01 of the Credit Agreement is amended by deleting clause (b) thereof and replacing it with the following:

“(b) a revaluation reserve, based on a rolling three-month inventory turnover, calculated on any date of determination as the aggregate of either (i) revaluation variances for a four-month period (ending one month before the then most recently ended month) to the extent inventory turnover is 3.5 times or less per year or (ii) revaluation variances for a three-month period (ending one month before the then most recently ended month) to the extent inventory turnover is greater than 3.5 times per year; provided that such aggregate amount represents a favorable revaluation variance (i.e. where the current Qualified Inventory Value exceeds the previously determined Qualified Inventory Value);”

(e) The definition of “Note Availability Block” in Section 1.01 of the Credit Agreement is deleted in its entirety.

(f) The definition of “Restricted Debt Repurchase” is amended by (a) deleting the words “the 2006 Notes and/or” in the proviso to such definition and (a) deleting the reference to “(l)” in clause (x) of the proviso to such definition and replacing it with a reference to “(m)”.

(g) The definition of “Restricted Equity Repurchase” is amended by deleting the reference to “$5,000,000” in clause (x) of the proviso thereto, and replacing it with a reference to “$15,000,000”.

(h) The definition of “Termination Date” is amended by deleting the reference therein to “January 4, 2010” and replacing it with a reference to “January 4, 2011”.

(i) The definition of “U.S. Maximum Availability” is amended in its entirety to read as follows:

“U.S. Maximum Availability” means, at any time, an amount equal to the lesser of (a) the U.S. Borrowers’ Borrowing Base at such time less the aggregate amount of U.S. Secured Derivative Obligations at such time and (b) the aggregate amount of the U.S. Commitments.”

(j) The following new definition is inserted in appropriate alphabetical order in Section 1.01 of the Credit Agreement:

“Amendment No. 1 Effective Date” means January 3, 2006.

Section 3. Anticipated Name Changes and Mergers. Article 1 of the Credit Agreement is amended by adding to the end thereof the following new Section 1.06:

Section 1.06. Names Changes and Mergers Effective on January 1, 2006. It is anticipated that, subject to satisfaction of the conditions set forth in the Financing Documents, (a) Ryerson Tull, Inc. will be renamed as Ryerson Inc., (b) Ryerson Tull Canada, Inc. will be renamed as Ryerson Canada, Inc. and (c) each of Integris Metals, Inc., J.M. Tull Metals Company, Inc. and J&F Steel, LLC will be merged with and into Joseph T. Ryerson & Son, Inc., in each case effective as of January 1, 2006.

Section 4. Re-Allocation of U.S. and Canadian Commitments. The Commitment Schedule attached to the Credit Agreement is deleted and replaced by the Commitment Schedule attached to this amendment (the “New Commitment Schedule”).

Section 5. Reduction of Interest Rates. The Pricing Schedule attached to the Credit Agreement (the “Existing Pricing Schedule”) is deleted and replaced by the Pricing Schedule attached to this Amendment (the “New Pricing Schedule”). The New Pricing Schedule shall apply to interest and fees accruing under the Credit Agreement on and after the Amendment Effective Date. The Existing Pricing Schedule shall continue to apply to interest and fees accruing under the Credit Agreement prior to the Amendment Effective Date.

Section 6. Reduction of Minimum Optional Prepayment Amount. Section 2.13(a) of the Credit Agreement is amended by deleting the reference therein to “$3,000,000” and replacing it with a reference to “$1,000,000”.

Section 7. Modification of Monthly Financial Reporting Requirement. Section 5.01(a)(iii) of the Credit Agreement is amended by (a) deleting the period at the end thereof and replacing it with the following parenthetical: “(collectively, the “Monthly Financial Reports”)”, (b) inserting, immediately after such new parenthetical, a semicolon and (c) inserting, immediately after such new semicolon, the following proviso:

provided that, so long as Reference Availability for each day during a Fiscal Quarter is equal to or greater than $150,000,000, the foregoing Monthly Financial Reports in respect of each Fiscal Month of such Fiscal Quarter shall be furnished to the General Administrative Agent (for delivery to each Lender) within 30 days after the end of such Fiscal Quarter.”

Section 8. Delivery of Borrowing Base Certificates. Section 5.01(b)(i) is amended in its entirety to read as follows:

“as soon as available and in any event within 20 days after the end of each calendar month, a Borrowing Base Certificate as of the close of business on the last Business Day of such calendar month, calculating and certifying the Borrowing Base of such Borrower as of the end of such calendar month, in each case in form and substance satisfactory to each Security Agent; provided that such Borrowing Base Certificate shall be furnished to the applicable Administrative Agent and the Security Agents by each U.S. Borrower (or its Borrowers’ Agent) and each Canadian Borrower (or its Borrowers’ Agent), as soon as available and in any event within two Business Days after the end of each calendar week (each calendar week deemed, for purposes hereof, to end on a Friday) at the end of which (x) the sum of the U.S. Total

Outstanding Amount plus the Canadian Total Outstanding Amount exceeds (y) 85% of the sum of U.S. Maximum Availability plus Canadian Maximum Availability (such Borrowing Base Certificate to be calculated as of the close of business on the Friday of such calendar week); and”

Section 9. Additional Inventory Appraisals. Section 5.02(b) of the Credit Agreement is amended by deleting from clause (ii) of the second sentence thereof the reference to “the Effective Date” and replacing it with a reference to “the Amendment No. 1 Effective Date”.

Section 10. Amendments to Debt Covenant. Section 5.05 of the Credit Agreement is amended by:

(a) deleting the reference to “$30,000,000” in subsection (d) thereof and replacing it with a reference “$100,000,000”;

(b) deleting subsection (i) thereof and replacing it with the following:

“(i) other unsecured Debt, Subordinated Debt or mortgage notes; provided that, in each case, such Debt shall be on terms and conditions acceptable to each of the Security Agents in its sole discretion; and provided further that, in each case, the covenants applicable to such Debt shall be no more restrictive than the covenants contained in the Financing Documents; and provided further that, in each case, such Debt shall mature at least one year after the Termination Date; and provided further that the aggregate principal amount of Debt permitted by this clause (i) shall not exceed $350,000,000 in the aggregate from and after the Effective Date; and provided further that, to the extent the aggregate principal amount of Debt incurred in reliance on this clause (i) exceeds $250,000,000 from and after the Effective Date (any such excess, the “Designated Excess Debt”), the proceeds of such Designated Excess Debt shall be used exclusively to repurchase, redeem or repay any of the 2006 Notes (or Debt that refinances the 2006 Notes, or such refinancing Debt, in each case as permitted hereby) in a transaction permitted under the terms (including, without limitation, Section 5.07) of this Agreement, and the aggregate principal amount of such Designated Excess Debt shall not exceed the principal amount of 2006 Notes (or such refinancing Debt) that is repurchased, redeemed or repaid;”

(c) deleting the word “and” at the end of subsection (k), and inserting immediately thereafter the following new subsection (l):

“(l) reimbursement obligations in an aggregate amount not to exceed $50,000,000 in respect of trade letters of credit issued to support the purchase of Inventory in transit to a property owned or leased by a Credit Party; provided that such reimbursement obligations are secured only by the Inventory in respect of which the applicable letter of credit has been issued; and provided further that such letters of credit shall be payable only against sight drafts (and not time drafts); and”

(d) re-lettering subsection (l) as subsection (m).

Section 11. Elimination of Restriction on Take or Pay Contracts. Section 5.06 of the Credit Agreement is deleted in its entirety.

Section 12. Amendments to Restricted Payments Covenant. Section 5.07 of the Credit Agreement is amended by:

(a) inserting, immediately before the period in the captioned title of Section 5.07, a semicolon followed by the words “Repayment of the 2006 Notes”;

(b) inserting, immediately after the first reference to “Restricted Debt Repurchase” in subsection (a) thereof, the following parenthetical: “(other than any repurchase, redemption or repayment or the 2006 Notes)”;

(c) deleting the first reference to “$10,000,000” in subsection (a) thereof and replacing it with a reference to “$25,000,000”;

(d) deleting subsection (b) thereof and replacing it with the following:

“(b) in the case of any Restricted Equity Repurchase made at any time when Reference Availability is equal to or greater than $200,000,000 (both immediately before and immediately after giving effect to such Restricted Equity Repurchase), the aggregate amount of all Restricted Equity Repurchases made from and after the Effective Date would not exceed $200,000,000 immediately after giving effect to such Restricted Equity Repurchase; and”;

(e) deleting the text of subsection (c) thereof and replacing it with a reference to “[Reserved]”;

(f) deleting the reference to “$100,000,000” in subsection (d) thereof and replacing it with a reference to “$200,000,000”;

(g) deleting the reference to “$50,000,000” in subsection (e) thereof and replacing it with a reference to “$100,000,000”; and

(h) adding the following new paragraph to the end of Section 5.07:

“Additionally, the Borrowers will not, and will not permit any of their Subsidiaries to, make any repurchase, redemption or repayment of the 2006 Notes unless, immediately before and after giving effect to such repurchase, redemption or repayment, Reference Availability would be equal to $100,000,000.”

Section 13. Amendments to Restrictions on Acquisitions. Section 5.14 of the Credit Agreement is amended by deleting the reference therein to “$200,000,000” and replacing it with a reference to “$500,000,000”.

Section 14. Deletion of Stock Pledge Requirement. Section 5.16 of the Credit Agreement is amended by deleting the reference therein to “(a)” and deleting subsection (b) thereof in its entirety.

Section 15. Notice of Name Changes, etc. Section 5.17 of the Credit Agreement is amended by inserting, immediately after the words “the conduct of its business” in clause (i) thereof, the following parenthetical: “(including the effectiveness of (x) the proposed change of the Company’s name to Ryerson Inc., (y) the proposed change of Ryerson Tull Canada, Inc.’s name to Ryerson Canada, Inc. and (z) the proposed merger of Integris Metals, Inc., J.M. Tull Metals Company, Inc. and J&F Steel, LLC with and into Joseph T. Ryerson & Son, Inc.)”.

Section 16. Amendments to Use of Proceeds. Section 5.18 of the Credit Agreement is amended by deleting the reference therein to “$200,000,000” and replacing it with the following phrase: “$100,000,000 (in the case of the 2006 Notes) or $200,000,000 (in the case of the Permitted Bonds)”.

Section 17. Reduction of Minimum Fixed Charge Coverage Ratio. Section 5.19 of the Credit Agreement is amended by deleting the reference therein to “1.20 to 1.00” and replacing it with a reference to “1.15 to 1.00”.

Section 18. Elimination of Voting Requirements Pertaining to Note Availability Block. Section 9.05(a) of the Credit Agreement is amended by (a) deleting the reference therein to “(i)” and (b) the phrase “and (ii) reduce the amount or applicability of the Note Availability Block”.

Section 19. Representations of Borrowers. Each Borrower represents and warrants that (i) the representations and warranties of such Borrower set forth in Article 4 of the Credit Agreement will be true on and as of the Amendment Effective Date and (ii) no Default will have occurred and be continuing on and as of the Amendment Effective Date.

Section 20. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

Section 21. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

Section 22. Effectiveness; Consequences of Effectiveness.

(a) This Amendment shall become effective on the date (the “Amendment Effective Date”) when the following conditions have been satisfied:

(i) the Administrative Agent shall have received from each Borrower and each Lender a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof;

(ii) the Administrative Agent shall have received (x) an opinion of Mayer, Brown, Rowe & Maw LLP, counsel for the Credit Parties and (y) an opinion of Osler, Hoskin & Harcourt LLP, special Canadian counsel for the Credit Parties, in each case dated the Amendment Effective Date and in form and substance reasonably satisfactory to the Administrative Agent and covering such matters relating to the transactions contemplated hereby as the Lenders may reasonably request;

(iii) the Borrowers shall have paid all fees and other amounts due and payable to the Arrangers, the Agents and the Lenders on or before the Amendment Effective Date, including, without limitation, to the extent invoiced, all out-of-pocket expenses (including all fees, charges and disbursements of counsel) required to be reimbursed or paid by any Borrower in connection with this Amendment and the Financing Documents; and

(iv) the Administrative Agent shall have received all documents the Administrative Agent may reasonably request relating to the organization, existence and good standing of each Credit Party, the corporate authority for and the validity of this Amendment and the other Financing Documents, and any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent.

It is contemplated that the Amendment Effective Date will occur on January 3, 2006, following the effectiveness of the name changes and mergers described in Section 3 of this Amendment.

(b) On the Amendment Effective Date,

(i) the applicable Borrower shall (x) at the end of the current Interest Period, in the case of any Group of Euro-Dollar Loans having Interest Periods that end on or before February 6, 2006, (y) on the next following BA Maturity Date, in the case of any Group of Bankers’ Acceptances having a BA Maturity Date on or before February 6, 2006 and (z) on the Amendment Effective Date (and subject to Section 2.15 of the Credit Agreement), in the case of any other Group of Loans or Group of Bankers’ Acceptances then outstanding, prepay or repay each Loan and Bankers’ Acceptance then outstanding in its entirety, and, subject to the conditions specified in Section 3.02 of the Credit Agreement, such Borrower shall reborrow Loans from the applicable Lenders in proportion to their respective Commitments after giving effect to the New Commitment Schedule, until such time as all outstanding Loans are held by Lenders in such proportion;

(ii) without further action by any of the parties to the Credit Agreement or this Amendment, each U.S. Lender whose U.S. Commitment has not increased pursuant to this Amendment (a “Non-Increasing U.S. Lender”) shall be deemed to have sold to each U.S. Lender whose U.S. Commitment has increased pursuant to this Amendment (an “Increasing U.S. Lender”), and each Increasing U.S. Lender shall be deemed to have purchased from each Non-Increasing U.S. Lender, a participation (on the terms set forth in Section 2.20 of the Credit Agreement) in each U.S. Letter of Credit in an amount such that, after giving effect to all such purchases and sales, all outstanding U.S. Letter of Credit Liabilities are held by U.S. Lenders in proportion to their respective U.S. Commitments after giving effect to the New Commitment Schedule;

(iii) without further action by any of the parties to the Credit Agreement or this Amendment, each Non-Increasing U.S. Lender shall be deemed to have sold to each Increasing U.S. Lender, and each Increasing U.S. Lender shall be deemed to have purchased from each Non-Increasing U.S. Lender, a participation (on the terms set forth in Section 2.19 of the Credit Agreement) in each Swingline Loan in an amount such that, after giving effect to all such purchases and sales, all outstanding Swingline Exposures are held by U.S. Lenders in proportion to their respective U.S. Commitments after giving effect to the New Commitment Schedule;

(iv) without further action by any of the parties to the Credit Agreement or this Amendment, each Canadian Lender whose Canadian Commitment has been reduced pursuant to this Amendment (a “Reducing Canadian Lender”) shall be deemed to have sold to each Canadian Lender whose Canadian Commitment has not been reduced pursuant to this Amendment (an “Non-Reducing Canadian Lender”), and each Non-Reducing Canadian Lender shall be deemed to have purchased from each Reducing Canadian Lender, a participation (on the terms set forth in Section 2.20 of the Credit Agreement) in each Canadian Letter of Credit in an amount such that, after giving effect to all such purchases and sales, all outstanding Canadian Letter of Credit Liabilities are held by Canadian Lenders in proportion to their respective Canadian Commitments after giving effect to the New Commitment Schedule; and

(v) without further action by any of the parties to the Credit Agreement or this Amendment, the Credit Agreement shall be amended as contemplated by this Amendment.

(c) The parties hereto agree and acknowledge that during the period from the Amendment Effective Date until the date on which all Outstandings are held by Lenders in proportion to their respective Commitments after giving effect to the New Commitment Schedule (as contemplated in Section 22(b)(i) above), commitment fees payable to the Administrative Agent pursuant to Section 2.07 of the Credit Agreement shall be for the account of each Lender ratably in proportion to the daily amount of the difference between (x) its Commitment of the applicable Class and (y) its Outstandings of such Class.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

RYERSON TULL, INC., a Delaware corporation

By:
Name:
Title:

JOSEPH T. RYERSON & SON, INC., a Delaware corporation

By:
Name:
Title:

J. M. TULL METALS COMPANY, INC., a Georgia corporation

By:
Name:
Title:

INTEGRIS METALS, INC., a New York corporation

By:
Name:
Title:

INTEGRIS METALS LTD., a corporation organized under the laws of Canada

By:
Name:
Title:

RYERSON TULL CANADA, INC. an Ontario corporation

By:
Name:
Title:

JPMORGAN CHASE BANK, as General Administrative Agent, Collateral Agent, Lender, Swingline Lender and U.S. Issuing Lender

By:
Name:
Title:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, TORONTO BRANCH as Canadian Administrative Agent and Canadian Lender

By:
Name:
Title:

GENERAL ELECTRIC CAPITAL CORPORATION as Syndication Agent, Co-Collateral Agent and U.S. Lender

By:
Name:
Title:

U.S. LENDERS

BANK OF AMERICA, N.A.

By:
Name:
Title:

THE CIT GROUP/BUSINESS CREDIT INC.

By:
Name:
Title:

GMAC COMMERCIAL FINANCE, LLC

By:
Name:
Title:

MERRILL LYNCH CAPITAL, A DIVISION OF MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.

By:
Name:
Title:

WELLS FARGO FOOTHILL, LLC

By:
Name:
Title:

THE BANK OF NEW YORK

By:
Name:
Title:

THE ROYAL BANK OF SCOTLAND plc

By:
Name:
Title:

UBS AG, STAMFORD BRANCH

By:
Name:
Title:

BNP PARIBAS

By:
Name:
Title:

By:
Name:
Title:

CONGRESS FINANCIAL CORPORATION (CENTRAL)

By:
Name:
Title:

LASALLE BUSINESS CREDIT, LLC

By:
Name:
Title:

NATEXIS BANQUES POPULAIRES

By:
Name:
Title:

By:
Name:
Title:

NATIONAL CITY BUSINESS CREDIT, INC. (formerly known as NATIONAL CITY COMMERCIAL FINANCE, INC.)

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION

By:
Name:
Title:

PNC BUSINESS CREDIT

By:
Name:
Title:

ALLIED IRISH BANKS, p.l.c.

By:
Name:
Title:

HARRIS N.A.

By:
Name:
Title:

HSBC BUSINESS CREDIT (USA) INC.

By:
Name:
Title:

NORTH FORK BUSINESS CAPITAL CORP.

By:
Name:
Title:

SUNTRUST BANK

By:
Name:
Title:

FIFTH THIRD BANK (CHICAGO)

By:
Name:
Title:

THE NORTHERN TRUST COMPANY

By:
Name:
Title:

WEBSTER BUSINESS CREDIT CORPORATION

By:
Name:
Title:

CANADIAN LENDERS

GE CANADA FINANCE HOLDING COMPANY

By:
Name:
Title:

BABC GLOBAL FINANCE INC. (formerly known as Fleet Capital Global Finance Inc.)

By:
Name:
Title:

CIT BUSINESS CREDIT CANADA INC.

By:
Name:
Title:

By:
Name:
Title:

BNP PARIBAS (CANADA)

By:
Name:
Title:

By:
Name:
Title:

BANK OF MONTREAL

By:
Name:
Title:

PRICING SCHEDULE

Each of “Base Rate Margin”, “Euro-Dollar Margin”, “BA Margin” and “Commitment Fee Rate” means, for any day, the rate set forth below in the row opposite such term and in the column corresponding to the “Pricing Level” that applies for such day:

	Level I	Level II	Level III	Level IV
Euro-Dollar Margin	1.000%	1.250%	1.500%	1.750%
BA Margin	1.000%	1.250%	1.500%	1.750%
Base Rate Margin	0.000%	0.250%	0.500%	0.750%
Commitment Fee Rate	0.200%	0.250%	0.375%	0.375%

For purposes of this Schedule, the following terms have the following meanings:

“Level I Pricing” applies for each day if, on the last day of the then most recently ended period of three consecutive full calendar months, Reference Availability was equal to or greater than $600,000,000.

“Level II Pricing” applies for each day if, on the last day of the then most recently ended period of three consecutive full calendar months, Reference Availability was equal to or greater than $300,000,000, but less than $600,000,000.

“Level III Pricing” applies for each day if, on the last day of the then most recently ended period of three consecutive full calendar months, Reference Availability was equal to or greater than $150,000,000, but less than $300,000,000.

“Level IV Pricing” applies for each day if, on the last day of the then most recently ended period of three consecutive full calendar months, Reference Availability was less than $150,000,000.

“Pricing Level” refers to the determination of which of Level I, Level II, Level III or Level IV Pricing applies for any day. Pricing Levels are referred to in ascending order, e.g. Level I Pricing is the lowest Pricing Level and Level IV Pricing is the highest Pricing Level.